Exhibit 99.14

 OFFICIAL LETTER - English Translation
(China LiaoNing Provincial Government Small and Medium Enterprises Bureau)

To: The Honorable John Bryson, Secretary
U.S. Department of Commerce 1401 Constitution Ave., NW Washington, D.C. 20230

January 8, 2012

Re:           The Investigation of Discriminatory Actions by the Nasdaq Stock Market Against Chinese Companies

Dear Honorable Mr. Commerce Secretary,

In January 2011, on the occasion of the State Visit of Chinese President Hu Jintao to the United States, President Hu and President Obama issued a U.S.- China Joint Statement which emphasized our two countries’ mutual commitment to gain further access each other’s markets and support the development of the clean energy industry. The Joint Statement said in part: “The two countries are committed to deepening bilateral cooperation in finance and investments, support mutual investment activities… both sides applaud the progress made in the support of the clean energy industry...”

In China, as a matter of both national and local government policies, we do not discriminate based on nationality and we are required to provide equal treatment and support to all legitimate businesses.  As a major provincial government agency, we regulate and support the growth of companies that conduct businesses in our LiaoNing province regardless of their countries of origin. LiaoNing province is one of the most significant provinces in China. The United States Embassy maintains a U.S. Consulate located in our province which is the only official U.S. government presence covering China’s entire vast northeast regions. We currently have many U.S. companies and American citizens conducting business in our province. As a provincial level government agency, we make sure that U.S. companies benefit from our government policies equally as Chinese companies do, and they all receive equal support from our government.

We have been deeply troubled that officials within the Nasdaq Stock Market (“Nasdaq”) have acted in a racist manner that has been discriminatory against CleanTech Innovations, Inc. (“CleanTech”), a well-respected company located in our province. We know CleanTech very well and it enjoys an excellent reputation, widely regarded as a leading wind tower manufacturer serving the clean energy industry. We understand from its founder and Chairman, Ms. Bei Lu, that CleanTech fully complies with all Nasdaq listing requirements and has never violated any U.S. securities laws, however was delisted based upon arbitrary and capricious decisions by the Staff of Nasdaq simply because CleanTech is a China based company. Due to such unjustified delisting, CleanTech has lost more than $200 million in shareholders’ value; its good name and reputation have been unfairly tarnished which has caused direct harm to our local economy due to CleanTech’s customer concerns and loss of customer orders. CleanTech’s tarnished reputation associated with the Nasdaq delisting has caused CleanTech irreparable harm and inability to raise any capital in any global capital markets in the world. This has prevented CleanTech from participating in a $100 million job-creating project in New Jersey, part of the “Select USA” program supported and advocated personally by President Obama and the Administration.

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Any discriminatory actions in the United States are harmful to the development of the U.S. capital markets and job creation in the United States. The discriminatory behavior of the Nasdaq Stock Market is contrary to the stated policy of “open access and fair trade” between our two countries. If the United States government turns a blind eye to Nasdaq’s discriminatory practices harming China-based companies in the U.S. markets, how can one expect China to positively respond to the “Select USA” program designed to encourage foreign investments in the United States? Nasdaq officials often urge China-based companies to go public in the U.S. by advertising the many “benefits” of listing on the Nasdaq. Nasdaq’s discriminatory actions towards CleanTech will fail miserably in attracting other China-based companies to the U.S. markets.

China and the United States are both great nations. We rely on each other for bilateral trade and greater market access which can only grow and be protected in a fair market environment that provides equal treatment to legitimate businesses in each of our countries. Discriminatory actions are extremely harmful to bilateral trade and mutual market access, and are contrary to the principle of fairness and equality, both of which are founding principles of our civil societies under the rule of law. We kindly request that the United States government investigate, condemn and curtail any discriminatory activities that are harming Chinese companies. We respectfully request that your agency fully investigate Nasdaq’s discriminatory actions towards CleanTech and provide the world with a fair and transparent investigative process.

Respectfully yours,

Chengfan Shan /s/
Deputy Executive Director
LiaoNing Provincial Government Small and Medium Enterprises Bureau
(OFFICIAL STAMP)
Shenyang, China

Cc: The Honorable Senator Arlen Specter, U.S. legal counsel to CleanTech and former
Chairman of the United States Senate Judiciary Committee

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 OFFICIAL LETTER - English Translation
(China LiaoNing Provincial Government Small and Medium Enterprises Bureau)

The Honorable Ambassador Ron Kirk
United States Trade Representative
600 17th Street NW
Washington, DC 20508

January 8, 2012

Re:           The Investigation of Discriminatory Actions by the Nasdaq Stock Market Against Chinese Companies

Dear Ambassador Kirk,

In January 2011, on the occasion of the State Visit of Chinese President Hu Jintao to the United States, President Hu and President Obama issued a U.S.- China Joint Statement which emphasized our two countries’ mutual commitment to gain further access each other’s markets and support the development of the clean energy industry. The Joint Statement said in part: “The two countries are committed to deepening bilateral cooperation in finance and investments, support mutual investment activities… both sides applaud the progress made in the support of the clean energy industry...”

In China, as a matter of both national and local government policies, we do not discriminate based on nationality and we are required to provide equal treatment and support to all legitimate businesses.  As a major provincial government agency, we regulate and support the growth of companies that conduct businesses in our LiaoNing province regardless of their countries of origin. LiaoNing province is one of the most significant provinces in China. The United States Embassy maintains a U.S. Consulate located in our province which is the only official U.S. government presence covering China’s entire vast northeast regions. We currently have many U.S. companies and American citizens conducting business in our province. As a provincial level government agency, we make sure that U.S. companies benefit from our government policies equally as Chinese companies do, and they all receive equal support from our government.

We have been deeply troubled that officials within the Nasdaq Stock Market (“Nasdaq”) have acted in a racist manner that has been discriminatory against CleanTech Innovations, Inc. (“CleanTech”), a well-respected company located in our province. We know CleanTech very well and it enjoys an excellent reputation, widely regarded as a leading wind tower manufacturer serving the clean energy industry. We understand from its founder and Chairman, Ms. Bei Lu, that CleanTech fully complies with all Nasdaq listing requirements and has never violated any U.S. securities laws, however was delisted based upon arbitrary and capricious decisions by the Staff of Nasdaq simply because CleanTech is a China based company. Due to such unjustified delisting, CleanTech has lost more than $200 million in shareholders’ value; its good name and reputation have been unfairly tarnished which has caused direct harm to our local economy due to CleanTech’s customer concerns and loss of customer orders. CleanTech’s tarnished reputation associated with the Nasdaq delisting has caused CleanTech irreparable harm and inability to raise any capital in any global capital markets in the world. This has prevented CleanTech from participating in a $100 million job-creating project in New Jersey, part of the “Select USA” program supported and advocated personally by President Obama and the Administration.

1

Any discriminatory actions in the United States are harmful to the development of the U.S. capital markets and job creation in the United States. The discriminatory behavior of the Nasdaq Stock Market is contrary to the stated policy of “open access and fair trade” between our two countries. If the United States government turns a blind eye to Nasdaq’s discriminatory practices harming China-based companies in the U.S. markets, how can one expect China to positively respond to the “Select USA” program designed to encourage foreign investments in the United States? Nasdaq officials often urge China-based companies to go public in the U.S. by advertising the many “benefits” of listing on the Nasdaq. Nasdaq’s discriminatory actions towards CleanTech will fail miserably in attracting other China-based companies to the U.S. markets.

China and the United States are both great nations. We rely on each other for bilateral trade and greater market access which can only grow and be protected in a fair market environment that provides equal treatment to legitimate businesses in each of our countries. Discriminatory actions are extremely harmful to bilateral trade and mutual market access, and are contrary to the principle of fairness and equality, both of which are founding principles of our civil societies under the rule of law. We kindly request that the United States government investigate, condemn and curtail any discriminatory activities that are harming Chinese companies. We respectfully request that your agency fully investigate Nasdaq’s discriminatory actions towards CleanTech and provide the world with a fair and transparent investigative process.

Respectfully yours,

Chengfan Shan /s/
Deputy Executive Director
LiaoNing Provincial Government Small and Medium Enterprises Bureau (OFFICIAL STAMP)
Shenyang, China

Cc: The Honorable Senator Arlen Specter, U.S. legal counsel to CleanTech and former Chairman of the United States Senate Judiciary Committee

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